EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Millennium Ethanol, LLC (the “Company”) on Form 10-Q for the period ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007	By:	/s/ Steve Domm
Steve Domm
Chief Executive Officer

Date: August 14, 2007	By:	/s/ Brent Edwards
Brent Edwards
Chief Financial Officer